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                                                                   EXHIBIT 23.2


                   CONSENT OF BROWN, GRAHAM AND COMPANY, P.C.


To the Board of Directors of MSI Holdings, Inc., a Utah corporation:


         We consent to the use of our report, incorporated by reference herein, dated June 9, 1998, as restated on September 24, 1999, and to the reference to our firm under the heading "Experts" in the registration statement amendment number 4 on Form S-3 for the above named company.


/s/ Brown, Graham and Company, P.C.
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Brown, Graham and Company, P.C.
Georgetown, Texas
June 19, 2000